SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                             ___________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)           October 28, 2003

                       FARMSTEAD TELEPHONE GROUP, INC.
             (Exact Name of Registrant as Specified in Charter)

          Delaware                    0-15938               06-1205743
(State or Other Jurisdiction        (Commission           (IRS Employer
      of Incorporation)             File Number)        Identification No.)


            22 Prestige Park Circle, East Hartford, CT 06108-3728
                  (Address of Principal Executive Offices)

     Registrant's telephone number, including area code: (860) 610-6000


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ITEM 7(C).  EXHIBITS

99.1 Press release dated December 22, 2003 issued by the Registrant, filed solely for purposes of incorporation by reference into Item 9 herein.

ITEM 9.  Regulation FD Disclosure.

On December 22, 2003, the Registrant issued a press release to announce, among other news, the renewal of its Authorized Remarketing Supplier agreements with Avaya, and the extension of employment agreements with its Chief Executive Officer and Chief Financial Officer. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 9.

                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FARMSTEAD TELEPHONE GROUP, INC.


                                   By:   /s/ Robert G. LaVigne
                                         ----------------------------------
                                         Robert G. LaVigne
                                         Executive Vice President &
                                         Chief Financial Officer

Date:  December 22, 2003


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